UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:  BlackRock Funds II

BlackRock Inflation Protected Bond Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55

            East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2017

Date of reporting period: 12/31/2017

Item 1 – Report to Stockholders

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Funds II

▶	BlackRock Inflation Protected Bond Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced, month after month, despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by higher interest rates.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted modest returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of national debt, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are concerning, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018.

Further fueling optimism, Congress passed a sweeping tax reform bill in December 2017. The U.S. tax overhaul is likely to accentuate the reflationary themes already in place, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.42%	21.83%
U.S. small cap equities (Russell 2000® Index)	9.20	14.65
International equities (MSCI Europe, Australasia, Far East Index)	9.86	25.03
Emerging market equities (MSCI Emerging Markets Index)	15.92	37.28
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.55	0.86
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.01)	2.07
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.24	3.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.64	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.46	7.50
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

TABLE OF CONTENTS	3

Fund Summary as of December 31, 2017	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2017, the Fund’s Institutional and Class K Shares outperformed the benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, while the Fund’s Service, Investor A and Investor C Shares underperformed the benchmark.

What factors influenced performance?

•	The Fund’s positioning with respect to U.S. nominal interest rates benefited performance, in particular an underweight to the front end of the U.S. yield curve. Outside of the United States, the Fund benefited from tactical positioning with respect to nominal rates in the euro zone surrounding the French election. The Fund’s overweight to New Zealand benefited performance as well. The Fund’s underweight bias with respect to U.K. inflation and rates contributed to performance early in the period.

•	The Fund’s long exposure to 30-year U.S. inflation breakeven rates detracted from performance in the second quarter of 2017. Breakeven rates (which reflect market expectations for future inflation or the average annual inflation needed over the life of a Treasury Inflation Protected Security (“TIPS”) for it to provide the same return as a comparable-maturity Treasury) narrowed in the quarter as inflation data displayed continued weakness. Positioning with respect to global currencies detracted, in particular a short in the British pound versus the U.S. dollar as the pound rallied on the announcement of a snap U.K. election in June. A long position in the Swedish krone versus the euro detracted late in the period as the krone continued to weaken.

Describe recent portfolio activity.

•	During the period, the Fund moved to trim its long exposure to U.S. breakeven rates and tactically positioned with respect to nominal rates in the U.S. and Europe.

•	The Fund held derivatives as a part of its investment strategy. The Fund uses interest rate futures, swaps (interest rate and inflation) and options (bought and sold) to manage risk, for efficient implementation of investment views, and to achieve added value strategies. Aside from forward foreign exchange contracts to manage currency exposure, futures and options on futures were the most important derivatives used to manage the Fund as they enabled the investment adviser to express certain breakeven positions and nominal rate and curve views. During the period, the Fund’s use of derivatives had a negative impact on performance.

Describe portfolio positioning at period end.

•	The Fund held derivatives as a part of its investment strategy. The Fund uses interest rate futures, swaps (interest rate and inflation) and options (bought and sold) to manage risk, for efficient implementation of investment views, and to achieve added value strategies. Aside from forward foreign exchange contracts to manage currency exposure, futures and options on futures were the most important derivatives used to manage the Fund as they enabled the investment adviser to express certain breakeven positions and nominal rate and curve views. During the period, the Fund’s use of derivatives had a negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments(a)
U.S. Treasury Obligations	93%
Foreign Government Obligations	7

(a)	Total investments exclude short-term securities and options purchased.

CREDIT QUALITY ALLOCATION(b)

Credit Rating	Percent of Total Investments(a)
AAA/Aaa(c)	93%
AA/Aa	3
A	2
BBB/Baa	2

(a)	Total investments exclude short-term securities and options purchased.

(b)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Treasury Obligations as AAA/Aaa.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Inflation Protected Bond Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.
(b)	Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations.
(c)	An unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.

Performance Summary for the Period Ended December 31, 2017

				Average Annual Total Returns(d)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.48%	0.37%	2.14%	3.09%	N/A	(0.18)%	N/A	3.40%	N/A
Service	0.23	0.10	1.88	2.74	N/A	(0.47)	N/A	3.10	N/A
Investor A	0.22	(0.05)	1.99	2.75	(1.36)%	(0.48)	(1.29)%	3.09	2.67%
Investor C	(0.50)	(0.54)	1.57	1.97	0.97	(1.20)	(1.20)	2.34	2.34
Class K	0.53	0.48	2.08	3.14	N/A	(0.07)	N/A	3.52	N/A
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	—	—	2.14	3.01	N/A	0.13	N/A	3.53	N/A

(d)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(g)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period(e)	Expenses Paid During the Period(f)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period(e)	Ending Account Value (12/31/17)	Expenses Paid During the Period(f)
Institutional	$1,000.00	$1,021.40	$2.04	$1.78	$1,000.00	$1,023.19	$2.04	$1,023.44	$1.79
Service	1,000.00	1,019.80	3.31	3.05	1,000.00	1,021.93	3.31	1,022.18	3.06
Investor A	1,000.00	1,019.90	3.31	3.05	1,000.00	1,021.93	3.31	1,022.18	3.06
Investor C	1,000.00	1,015.70	7.71	6.86	1,000.00	1,018.15	7.12	1,018.40	6.87
Class K	1,000.00	1,021.80	1.78	1.53	1,000.00	1,023.44	1.79	1,023.69	1.53

(e)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.40% for Institutional, 0.65% for Service, 0.65% for Investor A, 1.40% for Investor C and 0.35% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(f)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.35% for Institutional, 0.60% for Service, 0.60% for Investor A, 1.35% for Investor C and 0.30% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(g)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance	BlackRock Inflation Protected Bond Portfolio

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging	BlackRock Inflation Protected Bond Portfolio

The Fund may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument.

The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING	7

Consolidated Schedule of Investments December 31, 2017	BlackRock Inflation Protected Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Foreign Government Obligations — 7.3%

Canada — 0.3%
Canadian Government Real Return Bond, 4.25%, 12/01/26	CAD	6,975	$7,462,540

Greece — 0.0%
Hellenic Republic, 0.00%, 10/15/42 (a)	EUR	4,550	30,505

Italy — 2.1%
Buoni Poliennali Del Tesoro, 2.70%, 03/01/47 (b)		6,480	7,083,107
Buoni Poliennali Del Tesoro Inflation Linked Bonds:
1.65%, 04/23/20		27,635	35,137,400
1.25%, 10/27/20		8,595	10,912,015
1.25%, 09/15/32 (b)		343	419,578

			53,552,100

Japan — 2.3%
Government of Japan Inflation Linked Bonds, 0.10%, 09/10/24	JPY	6,168,651	57,594,092

New Zealand — 1.7%
New Zealand Government Bonds:
3.00%, 09/20/30	NZD	32,513	28,132,703
2.50%, 09/20/35		11,631	9,755,683
2.50%, 09/20/40		5,399	4,220,542

			42,108,928

United Kingdom — 0.9%
United Kingdom Gilt, 1.50%, 07/22/47	GBP	4,340	5,514,007
United Kingdom Gilt Inflation Linked Bonds:
0.13%, 03/22/26		9,748	15,520,410
0.13%, 11/22/65		946	2,914,192

			23,948,609

Total Foreign Government Obligations — 7.3% (Cost: $173,907,246)			184,696,774

U.S. Government Sponsored Agency Securities — 0.0%

Mortgage-Backed Securities — 0.0%
Fannie Mae Mortgage-Backed Securities, (1 yr. LIBOR US + 1.63%) 3.38%, 6/01/34 (c)	USD	35	36,827

Total U.S. Government Sponsored Agency Securities — 0.0% (Cost: $35,216)			36,827

U.S. Treasury Obligations — 93.9%
U.S. Treasury Inflation Indexed Bonds:
0.38%, 07/15/27		62,459	62,125,272
1.75%, 01/15/28		50,463	56,716,052
3.63%, 04/15/28		40,500	53,137,338
2.50%, 01/15/29		52,415	63,579,542
3.88%, 04/15/29		58,620	79,915,341
3.38%, 04/15/32		9,350	12,934,445
2.13%, 02/15/40		32,522	42,318,038
2.13%, 02/15/41		10,159	13,311,177
0.75%, 02/15/42		91,141	92,026,163
0.63%, 02/15/43		22,897	22,404,406
1.38%, 02/15/44		78,011	90,057,366
0.75%, 02/15/45		66,726	67,059,051
1.00%, 02/15/46		34,328	36,670,970
0.88%, 02/15/47		31,417	32,645,983
U.S. Treasury Inflation Indexed Notes:
0.13%, 04/15/20		148,502	148,194,965
1.25%, 07/15/20		71,223	73,540,730
1.13%, 01/15/21		121,725	125,356,026
0.13%, 04/15/21		71,167	70,872,521

Security		Par (000)/ Shares	Value
U.S. Treasury Inflation Indexed Notes: (continued)
0.63%, 07/15/21	USD	40,096	$40,865,823
0.13%, 01/15/22		138,597	138,036,564
0.13%, 04/15/22 (d)		87,324	86,707,781
0.13%, 07/15/22		83,044	82,930,814
0.13%, 01/15/23		129,593	128,584,190
0.63%, 01/15/24		121,642	123,769,645
0.13%, 07/15/24		61,406	60,683,143
0.25%, 01/15/25		125,123	124,012,655
2.38%, 01/15/25		49,553	56,466,897
0.38%, 07/15/25		66,591	66,691,528
0.63%, 01/15/26		57,161	58,074,207
2.00%, 01/15/26		45,611	51,302,788
0.13%, 07/15/26		103,863	101,481,648
0.38%, 01/15/27		36,093	35,831,774
2.38%, 01/15/27		57,602	67,391,906

Total U.S. Treasury Obligations — 93.9% (Cost: $2,299,767,289)			2,365,696,749

Total Long-Term Investments — 101.2% (Cost: $2,473,709,751)			2,550,430,350

Short-Term Securities — 0.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17% (e)(f)		18,558,903	18,558,903

Total Short-Term Investments — 0.7% (Cost: $18,558,903)			18,558,903

Options Purchased — 0.3%
Total Options Purchased — 0.3% (Cost: $12,130,203)			6,613,334

Total Investments Before Options Written — 102.2% (Cost: $2,504,398,857)			2,575,602,587

Options Written — (0.1)%
Total Options Written — (0.1)% (Cost: $3,450,908)			(1,261,044)

Total Investments — 102.1% (Cost: $2,500,947,949)			2,574,341,543

Liabilities in Excess of Other Assets — (2.1)%			(53,915,007)

Net Assets — 100.0%			$2,520,426,536

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Inflation Protected Bond Portfolio

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Floating rate security. Rate shown is the rate in effect as of period end.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(e)	Annualized 7-day yield as of period end.
(f)	During the period ended December 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	23,501,183	(4,942,280)	18,558,903	$18,558,903	$127,277	$—	$—

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Nomura Securities International, Inc.	1.09%	12/01/17	Open	$66,412,500	$66,474,836	U.S. Treasury Obligations	Open/Demand(a)

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Bund	182	March 2018	$35,306	$(380,703)
Euro-Buxl	107	March 2018	21,037	(524,522)
U.S. Treasury Bonds (30 Year)	34	March 2018	5,202	45,642
U.S. Treasury Notes (10 Year)	420	March 2018	52,100	(319,264)
U.S. Treasury Notes (2 Year)	81	March 2018	17,343	(31,779)
U.S. Treasury Notes (5 Year)	419	March 2018	48,673	(247,262)
U.S. Ultra Treasury Bonds (10 Year)	35	March 2018	4,675	(25,218)
Euro Dollar	1,532	December 2018	374,785	(223,687)

				(1,706,793)
Short Contracts
Canadian Government Bonds (10 Year)	66	March 2018	$7,077	104,388
Euro-Bobl	805	March 2018	127,119	993,451
Euro-BTP Italian Government Bond	89	March 2018	14,538	372,606
Euro-OAT	566	March 2018	105,385	1,555,177
Euro-Schatz	391	March 2018	52,532	91,140
Japanese Government Bonds (10 Year)	38	March 2018	50,851	52,056
U.S. Ultra Treasury Bonds	820	March 2018	137,478	(782,260)
Euro Dollar	1,532	December 2019	374,076	265,634

				2,652,192

				$945,399

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Inflation Protected Bond Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	22,985,425	GBP	17,020,000	Royal Bank of Scotland PLC	01/04/18	$1,050
USD	31,200	JPY	3,497,000	Bank of America N.A.	02/05/18	106
USD	56,196,900	JPY	6,263,285,000	Deutsche Bank AG	02/05/18	505,325
EUR	197,000	USD	235,608	Nomura International PLC	02/14/18	1,427
SEK	209,020,240	EUR	21,135,000	Morgan Stanley & Co. International PLC	02/14/18	124,171
USD	11,840,000	MXN	222,100,640	Deutsche Bank AG	02/14/18	644,386

						1,276,465
GBP	500,000	USD	676,889	Australia & New Zealand Bank Group	1/04/18	(1,672)
USD	5,856,183	CAD	7,541,000	Westpac Banking Corp.	1/04/18	(143,583)
USD	53,081,030	EUR	44,489,000	HSBC Bank PLC	1/04/18	(319,159)
USD	38,059,448	NZD	55,648,000	Bank of America N.A.	1/04/18	(1,375,167)
EUR	10,567,500	SEK	104,785,745	Deutsche Bank AG	2/14/18	(95,783)
MXN	230,242,471	USD	11,840,216	Barclays Bank PLC	2/14/18	(234,190)
USD	12,580,849	EUR	10,525,000	Deutsche Bank AG	2/14/18	(83,089)

						(2,252,643)

Net Unrealized Depreciation						$(976,178)

Inflation Rate Caps Written

Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Received	Unrealized Appreciation
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPx for January 2022 divided by HIPCx for January 2012 minus 2.50% or $0	Upfront premium and payment at expiration	Deutsche Bank AG	04/26/22	EUR	14,495	$(2,082)	$(1,014,650)	$1,012,568

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Price	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
30-Year Interest Rate Swap, 6/19/49	3.04%	Semi-annual	3-month LIBOR	Quarterly	Deutsche Bank AG	06/17/19	3.04%	USD	16,505	$397,961
30-Year Interest Rate Swap, 6/19/49	3.54%	Semi-annual	3-month LIBOR	Quarterly	Deutsche Bank AG	06/17/19	3.54%	USD	16,415	133,469
30-Year Interest Rate Swap, 1/14/51	2.68%	Semi-annual	3-month LIBOR	Quarterly	Deutsche Bank AG	01/12/21	2.68%	USD	7,700	586,626
20-Year Interest Rate Swap, 6/10/42	2.50%	Annual	6-month EURIBOR	Semi-annual	Deutsche Bank AG	06/08/22	2.50%	EUR	43,500	2,047,401
10-Year Interest Rate Swap, 7/01/32	1.10%	Semi-annual	6-month JPY LIBOR	Semi-annual	Barclays Bank PLC	06/29/22	1.10%	JPY	7,500,000	757,007
10-Year Interest Rate Swap, 8/24/32	2.95%	Semi-annual	3-month LIBOR	Quarterly	Deutsche Bank AG	08/22/22	2.95%	USD	78,470	2,690,870

										$6,613,334

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Inflation Protected Bond Portfolio

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 8/24/28	3-month LIBOR	Quarterly	2.65%	Semi-annual	Deutsche Bank AG	08/22/18	3-month LIBOR	USD	110,130	$(1,048,038)
20-Year Interest Rate Swap, 6/10/42	6-month EURIBOR	Semi-annual	4.50%	Annual	Deutsche Bank AG	06/08/22	6-month EURIBOR	EUR	43,500	(213,006)

										$(1,261,044)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	(000)		Value	(Received)	(Depreciation)
3-month LIBOR	Quarterly	1.88%	Semi-annual	N/A	11/15/19	USD	68,990	$(157,337)	$1,077	$(158,414)
3-month LIBOR	Quarterly	1.94% 1-day Overnight Fed Funds	Semi-annual	N/A	11/24/19	USD	68,985	(97,442)	1,089	(98,531)
1.88%	Annual	Effective Rate	Annual	04/04/18(a)	05/31/22	USD	29,260	124,414	515	123,899
6-month JPY LIBOR	Semi-annual	0.09%	Semi-annual	N/A	11/08/22	JPY	3,183,195	(25,140)	515	(25,655)
6-month JPY LIBOR	Semi-annual	0.09%	Semi-annual	N/A	11/08/22	JPY	3,183,195	(25,844)	515	(26,359)
2.17%	Semi-annual	3-month LIBOR	Quarterly	N/A	08/24/27	USD	4,200	51,962	84	51,878
3.06%	Semi-annual	3-month NZD Bank Bill Rate	Quarterly	N/A	09/08/27	NZD	20,829	(52,223)	302	(52,525)
3.07%	Semi-annual	3-month NZD Bank Bill Rate	Quarterly	N/A	09/08/27	NZD	10,363	(34,669)	370	(35,039)
3.07%	Semi-annual	3-month NZD Bank Bill Rate	Quarterly	N/A	09/08/27	NZD	10,259	(32,372)	149	(32,521)
0.27%	Semi-annual	6-month JPY LIBOR	Semi-annual	N/A	11/08/27	JPY	1,522,390	55,486	292	55,194
1.34%	Semi-annual	6-month GBP LIBOR	Semi-annual	N/A	11/28/27	GBP	35,000	(319,051)	9,198	(328,249)
1.56%	Semi-annual	6-month GBP LIBOR	Semi-annual	N/A	12/09/36	GBP	4,300	(112,991)	84	(113,075)
2.60%	Semi-Annual	3-month LIBOR	Quarterly	03/29/18(a)	11/15/43	USD	6,460	(60,911)	163	(61,074)
3-month LIBOR	Semi-annual	1.73%	Quarterly	N/A	08/31/46	USD	3,900	(655,238)	(666,542)	11,304
0.91%	Semi-annual	6-month GBP LIBOR	Semi-annual	N/A	09/06/46	GBP	3,915	656,543	127	656,416
1.62%	Semi-annual	6-month GBP LIBOR	Semi-annual	N/A	01/19/47	GBP	8,500	(592,753)	491	(593,244)
1.68%	Semi-annual	6-month GBP LIBOR	Semi-annual	N/A	02/01/47	GBP	4,250	(384,336)	339	(384,675)
1.52%	Semi-annual	6-month GBP LIBOR	Semi-annual	N/A	02/21/47	GBP	4,200	(141,954)	168	(142,122)
6-month GBP LIBOR	Semi-annual	1.66%	Semi-annual	N/A	09/28/47	GBP	3,885	315,524	(29)	315,553

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Inflation Protected Bond Portfolio

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.92%	Semi-annual	6-month JPY LIBOR	Semi-annual	N/A	11/08/47	JPY	540,200	$46,276	$156	$46,120

1.52%	Semi-annual	6-month GBP LIBOR	Semi-annual	N/A	11/22/47	GBP	7,705	(237,328)	337	(237,665)

								$(1,679,384)	$(650,600)	$(1,028,784)

(a)	Forward swap.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund			Notional			Upfront Premium	Unrealized
Rate	Frequency	Rate	Frequency	Termination Date	Amount (000)		Value	Paid (Received)	Appreciation (Depreciation)
2.11%	At Termination	U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	11/09/19	USD	124,925	$19,910	$3,856	$16,054

UK RPI All Items Monthly	At Termination	3.37%	At Termination	06/15/22	GBP	34,580	50,601	1,419	49,182

1.26%	At Termination	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	At Termination	08/15/22	EUR	20,160	206,434	794	205,640

UK RPI All Items Monthly	At Termination	3.40%	At Termination	08/15/22	GBP	33,105	138,256	1,423	136,833

1.30%	At Termination	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	At Termination	09/29/22	EUR	20,140	163,105	811	162,294

UK RPI All Items Monthly	At Termination	3.30%	At Termination	10/15/22	GBP	33,980	210,628	1,637	208,991

Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	At Termination	1.29%	At Termination	11/15/22	EUR	40,895	(328,514)	1,755	(330,269)

UK RPI All Items Monthly	At Termination	3.35%	At Termination	12/15/22	GBP	33,870	137,322	1,715	135,607

UK RPI All Items Monthly	At Termination	3.38%	At Termination	09/15/27	GBP	7,620	2,764	(24)	2,788

3.46%	At Termination	UK RPI All Items Monthly	At Termination	11/15/27	GBP	23,810	(281,114)	1,256	(282,370)

UK RPI All Items Monthly	At Termination	3.44%	At Termination	11/15/27	GBP	15,500	144,646	831	143,815

UK RPI All Items Monthly	At Termination	3.55%	At Termination	11/15/32	GBP	23,810	387,701	1,345	386,356

UK RPI All Items Monthly	At Termination	3.60%	At Termination	11/15/42	GBP	14,345	394,973	1,015	393,958

Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	At Termination	1.83%	At Termination	05/15/47	EUR	6,855	(345,606)	317	(345,923)

Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	At Termination	1.75%	At Termination	06/15/47	EUR	6,745	(587,770)	419	(588,189)

Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	At Termination	1.86%	At Termination	07/15/47	EUR	6,715	(288,179)	434	(288,613)

3.49%	At Termination	UK RPI All Items Monthly	At Termination	08/15/47	GBP	3,450	74,792	251	74,541

3.47%	At Termination	UK RPI All Items Monthly	At Termination	09/15/47	GBP	1,765	44,706	3,248	41,458

3.47%	At Termination	UK RPI All Items Monthly	At Termination	10/15/47	GBP	3,665	78,811	276	78,535

Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	At Termination	1.92%	At Termination	11/15/47	EUR	6,260	(152,709)	418	(153,127)

Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	At Termination	1.94%	At Termination	11/15/47	EUR	2,995	(45,499)	203	(45,702)

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Inflation Protected Bond Portfolio

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	1.91%	At Termination	11/15/47	EUR	6,390	$(174,098)	$ 422	$(174,520)

3.55%	At Termination	UK RPI All Items Monthly	At Termination	11/15/47	GBP	14,345	(515,127)	1,066	(516,193)

UK RPI All Items Monthly	At Termination	3.52%	At Termination	11/15/47	GBP	3,415	30,501	258	30,243

3.36%	At Termination	UK RPI All Items Monthly	At Termination	12/01/67	GBP	1,380	(27,630)	106	(27,736)

							$(661,096)	$25,251	$(686,347)

OTC Inflation Swaps

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty
1.59%	At Termination	U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	Barclays Bank PLC	09/13/18	USD	48,849	$347,182	$—	$347,182

UK RPI All Items Monthly	At Termination	3.61%	At Termination	Citibank N.A.	01/15/27	GBP	8,500	252,920	—	252,920

1.47%	At Termination	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	At Termination	Deutsche Bank AG	03/15/27	EUR	5,020	28,173	—	28,173

UK RPI All Items Monthly	At Termination	3.67%	At Termination	UBS AG	12/15/36	GBP	2,700	127,448	—	127,448

1.90%	At Termination	U.S. CPI Urban Consumers NAS (CPURNSA)	At Termination	Credit Suisse International	09/06/46	USD	7,280	735,418	—	735,418

UK RPI All Items Monthly	At Termination	3.17%	At Termination	Royal Bank of Scotland PLC	09/15/46	GBP	3,325	(862,047)	—	(862,047)

UK RPI All Items Monthly	At Termination	3.63%	At Termination	Citibank N.A.	01/15/47	GBP	7,500	624,173	—	624,173

UK RPI All Items Monthly	At Termination	3.70%	At Termination	Citibank N.A.	02/15/47	GBP	3,750	540,834	—	540,834

Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	At Termination	1.97%	At Termination	Deutsche Bank AG	03/15/47	EUR	5,020	33,599	—	33,599

3.57%	At Termination	UK RPI All Items Monthly	At Termination	Deutsche Bank AG	03/15/47	GBP	3,665	(117,727)	—	(117,727)

3.49%	At Termination	UK RPI All Items Monthly	At Termination	Deutsche Bank AG	03/23/47	GBP	1,785	56,764	—	56,764

								$1,766,737	$—	$1,766,737

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$41,246	$(666,595)	$3,326,659	$(5,041,790)
OTC Derivatives	—	—	2,746,511	(979,774)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

CONSOLIDATED SCHEDULES OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Inflation Protected Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation(a)	$—	$—	$—	$—	$3,480,094	$—	$3,480,094
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,276,465	—	—	1,276,465
Inflation rate caps	Unrealized appreciation on inflation rate caps	—	—	—	—	—	1,012,568	1,012,568
Options purchased	Investments at value — unaffiliated(b)	—	—	—	—	6,613,334	—	6,613,334
Swaps — centrally cleared	Net unrealized appreciation(a)	—	—	—	—	1,260,364	2,066,295	3,326,659
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	—	—	—	2,746,511	2,746,511

		$—	$—	$—	$1,276,465	$11,353,792	$5,825,374	$18,455,631

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation(a)	$—	$—	$—	$ —	$2,534,695	$ —	$ 2,534,695
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,252,643	—	—	2,252,643
Inflation rate caps	Inflation rate caps premiums received	—	—	—	—	—	1,014,650	1,014,650
Options written	Options written at value	—	—	—	—	1,261,044	—	1,261,044
Swaps — centrally cleared	Net unrealized depreciation(a)	—	—	—	—	2,289,148	2,752,642	5,041,790
Swaps — OTC	Unrealized depreciation on OTC swaps	—	—	—	—	—	979,774	979,774

		$—	$—	$—	$2,252,643	$6,084,887	$4,747,066	$13,084,596

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$—	$ —	$ (7,855,004)	$ —	$ (7,855,004)
Forward foreign currency exchange contracts	—	—	—	(4,774,755)	—	—	(4,774,755)
Options purchased(a)	—	—	—	(4,199,465)	(10,043,636)	—	(14,243,101)
Options written	—	—	—	2,114,391	4,454,255	—	6,568,646
Swaps	—	—	—	—	977,872	$(174,024)	803,848

	$—	$—	$—	$(6,859,829)	$(12,466,513)	$(174,024)	$(19,500,366)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$ —	$3,957,280	$ —	$ 3,957,280
Forward foreign currency exchange contracts	—	—	—	(3,762,838)	—	—	(3,762,838)
Inflation rate caps	—	—	—	—	—	1,007	1,007
Options purchased(b)	—	—	—	760,847	(1,002,687)	—	(241,840)
Options written	—	—	—	353,724	(214,616)	—	139,108
Swaps	—	—	—	—	(3,316,468)	1,254,770	(2,061,698)

	$—	$—	$—	$(2,648,267)	$ (576,491)	$1,255,777	$(1,968,981)

(a)	Options purchased are included in net realized gain (loss) from investments.

(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Inflation Protected Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$348,848,587
Average notional value of contracts — short	1,133,399,798
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	303,725,670
Average amounts sold — in USD	46,367,015
Options:
Average value of option contracts purchased	568,129
Average value of option contracts written	497,242
Average notional value of swaption contracts purchased	217,472,927
Average notional value of swaption contracts written	271,536,180
Average value of inflation rate caps written	2,362
Interest rate swaps:
Average notional value — pays fixed rate	231,185,529
Average notional value — receives fixed rate	266,320,246
Inflation Swaps:
Average notional value — pays fixed rate	162,363,927
Average notional value — receives fixed rate	304,077,665
Total return swaps:
Average notional value	7,203,040

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$523,364		$581,254
Forward foreign currency exchange contracts	1,276,465		2,252,643
Inflation rate caps(a)	1,012,568		1,014,650
Options	6,613,334	(b)	1,261,044
Swaps — Centrally cleared	91,004		—
Swaps — OTC(c)	2,746,511		979,774

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$12,263,246		$6,089,365
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(614,368)		(581,254)

Total derivative assets and liabilities subject to an MNA	$11,648,878		$5,508,111

(a)	Includes unrealized appreciation (depreciation) and premiums received on inflation rate caps in the Consolidated Statement of Assets and Liabilities.

(b)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(c)	Includes unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)		Non-cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A.	$106	$(106	) $	—	$—	$—
Barclays Bank PLC	1,104,189	(234,190)		—	(869,999)	—
Citibank N.A.	1,417,927	—		—	(1,220,000)	197,927
Credit Suisse International	735,418	—		—	(620,000)	115,418
Deutsche Bank AG	8,137,142	(2,572,293)		—	(5,013,000)	551,849
Morgan Stanley & Co. International PLC	124,171	—		—	—	124,171
Nomura International PLC	1,427	—		—	—	1,427
Royal Bank of Scotland PLC	1,050	(1,050)		—	—	—
UBS AG	127,448	—		—	—	127,448

	$11,648,878	$(2,807,639)		$—	$(7,722,999)	$1,118,240

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Inflation Protected Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(d)(e)
Australia & New Zealand Bank Group Ltd.	$1,672	$—	$—	$—	$1,672
Bank of America N.A.	1,375,167	(106)	—	—	1,375,061
Barclays Bank PLC	234,190	(234,190)	—	—	—
Deutsche Bank AG	2,572,293	(2,572,293)	—	—	—
HSBC Bank PLC	319,159	—	—	—	319,159
Royal Bank of Scotland PLC	862,047	(1,050)	—	(680,000)	180,997
Westpac Banking Corp.	143,583	—	—	—	143,583

	$5,508,111	$(2,807,639)	$—	$(680,000)	$2,020,472

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

(e)	Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments:
Foreign Government Obligations	$—	$184,696,774	$—	$184,696,774
U.S. Government Sponsored Agency Securities	—	36,827	—	36,827
U.S. Treasury Obligations	—	2,365,696,749	—	2,365,696,749
Short-Term Securities	18,558,903	—	—	18,558,903
Options Purchased:
Interest rate contracts	—	6,613,334	—	6,613,334

	$18,558,903	$2,557,043,684	$—	$2,575,602,587

Derivative Financial Instruments(a)
Assets:
Foreign currency exchange contracts	$—	$1,276,465	$—	$1,276,465
Interest rate contracts	3,480,094	1,260,364	—	4,740,458
Other contracts	—	5,825,374	—	5,825,374
Liabilities:
Foreign currency exchange contracts	—	(2,252,643)	—	(2,252,643)
Interest rate contracts	(2,534,695)	(3,550,192)	—	(6,084,887)
Other contracts	—	(3,732,416)	—	(3,732,416)

	$945,399	$(1,173,048)	$—	$(227,649)

(a)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements at value of $66,474,836 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to consolidated financial statements.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities

December 31, 2017

BlackRock Inflation Protected Bond Portfolio

ASSETS
Investments at value — unaffiliated (cost — $2,485,839,954)	$2,557,043,684
Investments at value — affiliated (cost — $18,558,903)	18,558,903
Cash pledged:
Collateral — OTC derivatives	680,000
Futures contracts	5,395,820
Centrally cleared swaps	11,993,400
Foreign currency at value (cost — $3,143,166)	3,184,572
Receivables:
Investments sold	13,058,964
Capital shares sold	9,813,405
Dividends — affiliated	12,564
Interest	7,763,977
From the Manager	389,435
Variation margin on futures contracts	523,364
Variation margin on centrally cleared swaps	91,004
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,276,465
OTC swaps	2,746,511
Inflation rate caps	1,012,568
Prepaid expenses	85,276
Other assets	185

Total assets	2,633,630,097

LIABILITIES
Cash received as collateral for OTC derivatives	8,003,000
Options written at value (premiums received — $3,450,908)	1,261,044
Reverse repurchase agreements at value	66,474,836
Payables:
Investments purchased	17,860,443
Capital shares redeemed	12,374,045
Income dividends	78,315
Investment advisory fees	511,438
Trustees’ and Officer’s fees	12,224
Other accrued expenses	1,500,257
Other affiliates	99,668
Service and distribution fees	199,970
Variation margin on futures contracts	581,254
Inflation rate caps premiums received	1,014,650
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,252,643
OTC swaps	979,774

Total liabilities	113,203,561

NET ASSETS	$2,520,426,536

NET ASSETS CONSIST OF
Paid-in capital	$2,512,505,578
Distributions in excess of net investment income	(11,470,481)
Accumulated net realized loss	(54,822,027)
Net unrealized appreciation (depreciation)	74,213,466

NET ASSETS	$2,520,426,536

CONSOLIDATED FINANCIAL STATEMENTS	17

Consolidated Statement of Assets and Liabilities    (continued)

December 31, 2017

BlackRock Inflation Protected Bond Portfolio

NET ASSET VALUE

Institutional
Net assets	$1,554,097,818

Shares outstanding(a)	145,159,162

Net asset value	$10.71

Service
Net assets	$28,985,504

Shares outstanding(a)	2,741,918

Net asset value	$10.57

Investor A
Net assets	$301,045,468

Shares outstanding(a)	28,785,511

Net asset value	$10.46

Investor C
Net assets	$138,049,610

Shares outstanding(a)	13,623,334

Net asset value	$10.13

Class K
Net assets	$498,248,136

Shares outstanding(a)	47,284,830

Net asset value	$10.54

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to consolidated financial statements.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

Year Ended December 31, 2017

BlackRock Inflation Protected Bond Portfolio

INVESTMENT INCOME
Interest	$66,075,659 (a)
Dividends — affiliated	127,277

Total investment income	66,202,936

EXPENSES
Investment advisory	6,630,267
Transfer agent — class specific	3,459,255
Service and distribution — class specific	2,530,515
Administration	961,976
Administration — class specific	499,727
Accounting services	395,530
Professional	196,133
Printing	191,622
Registration	134,016
Custodian	114,495
Trustees and Officer	54,755
Miscellaneous	69,556

Total expenses excluding interest expense	15,237,847
Interest expense(b)	1,228,898

Total expenses	16,466,745
Less:
Fees waived by the Manager	(1,240,334)
Administration fees waived — class specific	(499,727)
Transfer agent fees waived and/or reimbursed — class specific	(2,437,246)

Total expenses after fees waived and/or reimbursed	12,289,438

Net investment income	53,913,498

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	34,415,725
Futures contracts	(7,855,004)
Forward foreign currency exchange contracts	(4,774,755)
Foreign currency transactions	549,066
Options written	6,568,646
Swaps	803,848

29,707,526

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(9,816,824)
Futures contracts	3,957,280
Forward foreign currency exchange contracts	(3,762,838)
Foreign currency translations	(68,087)
Inflation rate caps	1,007
Options written	139,108
Swaps	(2,061,698)

(11,612,052)

Net realized and unrealized gain (loss)	18,095,474

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,008,972

(a)	Includes net inflationary and deflationary adjustments. See Note 4 of the Notes to Financial Statements.

(b)	See Note 4 of the Notes to Financial Statements for details of borrowings.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	19

Consolidated Statements of Changes in Net Assets

	BlackRock Inflation Protected Bond Portfolio
	Year Ended 12/31/17	Period from 10/01/16 to 12/31/16	Year Ended 09/30/16

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$53,913,498	$12,298,644	$22,521,140
Net realized gain (loss)	29,707,526	28,049,680	(64,877,239)
Net change in unrealized appreciation (depreciation)	(11,612,052)	(99,497,489)	186,704,376

Net increase (decrease) in net assets resulting from operations	72,008,972	(59,149,165)	144,348,277

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(33,756,467)	—	(31,554,712)
Service	(655,376)	—	(764,479)
Investor A	(6,643,212)	—	(8,774,978)
Investor C	(2,506,956)	—	(4,229,178)
Class K	(9,839,967)	—	(6,519,767)
From return of capital:
Institutional Class	(151,873)	(2,039,508)	(16,680,675)
Service Class	(2,949)	(51,844)	(419,821)
Investor A Class	(29,888)	(444,468)	(3,603,689)
Investor C Class	(11,279)	(177,284)	(1,637,519)
Class K	(44,271)	(569,750)	(4,086,995)

Decrease in net assets resulting from distributions to shareholders	(53,642,238)	(3,282,854)	(78,271,813)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	33,494,491	(7,464,633)	(411,554,423)

NET ASSETS
Total increase (decrease) in net assets	51,861,225	(69,896,652)	(345,477,959)
Beginning of period	2,468,565,311	2,538,461,963	2,883,939,922

End of period	$2,520,426,536	$2,468,565,311	$2,538,461,963

Distributions in excess of net investment income, end of period	$(11,470,481)	$(4,591,485)	$(31,282,246)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio
	Institutional
	Year Ended 12/31/17(a)		Period from 10/01/16 to 12/31/16(a)		Year Ended September 30,
					2016(a)	2015	2014	2013
Net asset value, beginning of period	$10.62		$10.89		$10.58	$10.94	$11.23	$12.23

Net investment income(b)	0.24		0.06		0.11	0.11	0.23	0.24
Net realized and unrealized gain (loss)	0.09		(0.32)		0.51	(0.34)	(0.10)	(0.87)

Net increase (decrease) from investment operations	0.33		(0.26)		0.62	(0.23)	0.13	(0.63)

Distributions:(c)
From net investment income	(0.24)		—		(0.20)	(0.13)	(0.27)	(0.17)
From net realized gain	—		—		—	—	(0.15)	(0.20)
From return of capital	(0.00	)(d)	(0.01)		(0.11)	—	—	—

Total distributions	(0.24)		(0.01)		(0.31)	(0.13)	(0.42)	(0.37)

Net asset value, end of period	$10.71		$10.62		$10.89	$10.58	$10.94	$11.23

Total Return(e)
Based on net asset value	3.09%		(2.35	)%(f)	5.97%	(2.16)%	1.19%	(5.35)%

Ratios to Average Net Assets
Total expenses(g)	0.56%		0.61	%(h)	0.60%	0.62%	0.64%	0.60%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.40%		0.40	%(h)	0.48%	0.47%	0.46%	0.44%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.35%		0.36	%(h)	0.42%	0.44%	0.44%	0.44%

Net investment income	2.26%		2.06	%(h)	0.99%	0.99%	2.08%	2.04%

Supplemental Data
Net assets, end of period (000)	$1,554,098		$1,485,583		$1,584,439	$1,758,366	$1,187,477	$1,190,917

Portfolio turnover rate	76%		7%		45%	61%	66%	86%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Year Ended December 31,	Period October 1, 2016 to December 31,	Year Ended September 30,
	2017	2016	2016	2015	2014	2013
Expense ratios	N/A	N/A	N/A	0.61%	0.63%	0.59%

(h)	Annualized.

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio (continued)
	Service
	Year Ended		Period from 10/01/16 to		Year Ended September 30,
	12/31/17(a)		12/31/16(a)		2016(a)	2015	2014	2013
Net asset value, beginning of period	$10.50		$10.77		$10.49	$10.88	$11.18	$12.20

Net investment income (loss)(b)	0.20		0.05		0.08	(0.01)	0.20	0.21
Net realized and unrealized gain (loss)	0.09		(0.31)		0.50	(0.26)	(0.10)	(0.88)

Net increase (decrease) from investment operations	0.29		(0.26)		0.58	(0.27)	0.10	(0.67)

Distributions:(c)
From net investment income	(0.22)		—		(0.19)	(0.12)	(0.25)	(0.15)
From net realized gain	—		—		—	—	(0.15)	(0.20)
From return of capital	(0.00	)(d)	(0.01)		(0.11)	—	—	—

Total distributions	(0.22)		(0.01)		(0.30)	(0.12)	(0.40)	(0.35)

Net asset value, end of period	$10.57		$10.50		$10.77	$10.49	$10.88	$11.18

Total Return(e)
Based on net asset value	2.74%		(2.38	)%(f)	5.66%	(2.47)%	0.93%	(5.64)%

Ratios to Average Net Assets
Total expenses(g)	0.82%		0.86	%(h)	0.86%	0.93%	0.93%	0.89%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.65%		0.66	%(h)	0.78%	0.78%	0.77%	0.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.60%		0.62	%(h)	0.71%	0.75%	0.75%	0.75%

Net investment income (loss)	1.94%		1.80	%(h)	0.73%	(0.08)%	1.82%	1.76%

Supplemental Data
Net assets, end of period (000)	$28,986		$41,422		$44,565	$41,926	$44,373	$58,842

Portfolio turnover rate	76%		7%		45%	61%	66%	86%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Year Ended December 31,	Period October 1, 2016 to December 31,	Year Ended September 30,
	2017	2016	2016	2015	2014	2013
Expense ratios	N/A	N/A	0.86%	0.91%	0.92%	0.88%

(h)	Annualized.

See notes to consolidated financial statements.

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio (continued)
	Investor A
	Year Ended 12/31/17(a)		Period from 10/01/16 to 12/31/16(a)		Year Ended September 30,
					2016(a)	2015		2014		2013
Net asset value, beginning of period	$10.39		$10.65		$10.38	$10.77		$11.07		$12.09

Net investment income (loss)(b)	0.21		0.05		0.05	(0.02)		0.16		0.21
Net realized and unrealized gain (loss)	0.07		(0.30)		0.52	(0.25)		(0.06)		(0.88)

Net increase (decrease) from investment operations	0.28		(0.25)		0.57	(0.27)		0.10		(0.67)

Distributions:(c)
From net investment income	(0.21)		—		(0.21)	(0.12)		(0.25)		(0.15)
From net realized gain	—		—		—	—		(0.15)		(0.20)
From return of capital	(0.00	)(d)	(0.01)		(0.09)	—		—		—

Total distributions	(0.21)		(0.01)		(0.30)	(0.12)		(0.40)		(0.35)

Net asset value, end of period	$10.46		$10.39		$10.65	$10.38		$10.77		$11.07

Total Return(e)
Based on net asset value	2.75%		(2.32	)%(f)	5.59%	(2.49)%		0.95%		(5.70)%

Ratios to Average Net Assets
Total expenses	0.95%		1.02	%(g)	0.96%	0.97	%(h)	1.06	%(h)	0.99%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.65%		0.66	%(g)	0.83%	0.79%		0.78%		0.76%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.60%		0.62	%(g)	0.76%	0.76%		0.76%		0.76%

Net investment income (loss)	1.98%		1.80	%(g)	0.45%	(0.14)%		1.45%		1.78%

Supplemental Data
Net assets, end of period (000)	$301,045		$352,596		$358,182	$476,282		$651,951		$1,344,080

Portfolio turnover rate	76%		7%		45%	61%		66%		86%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2015 and September 30, 2014, the ratios would have been 0.95% and 1.02%, respectively.

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio (continued)
	Investor C
	Year Ended 12/31/17(a)		Period from 10/01/16 to 12/31/16(a)		Year Ended September 30,
					2016(a)	2015		2014	2013
Net asset value, beginning of period	$10.09		$10.36		$10.16	$10.62		$10.95	$12.01

Net investment income (loss)(b)	0.13		0.03		(0.02)	(0.09)		0.11	0.12
Net realized and unrealized gain (loss)	0.07		(0.29)		0.50	(0.25)		(0.09)	(0.86)

Net increase (decrease) from investment operations	0.20		(0.26)		0.48	(0.34)		0.02	(0.74)

Distributions:(c)
From net investment income	(0.16)		—		(0.20)	(0.12)		(0.20)	(0.12)
From net realized gain	—		—		—	—		(0.15)	(0.20)
From return of capital	(0.00	)(d)	(0.01)		(0.08)	—		—	—

Total distributions	(0.16)		(0.01)		(0.28)	(0.12)		(0.35)	(0.32)

Net asset value, end of period	$10.13		$10.09		$10.36	$10.16		$10.62	$10.95

Total Return(e)
Based on net asset value	1.97%		(2.51	)%(f)	4.83%	(3.22)%		0.24%	(6.31)%

Ratios to Average Net Assets
Total expenses	1.58%		1.61	%(g)(h)	1.60%	1.65	%(g)	1.64%	1.59%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.40%		1.41	%(h)	1.53%	1.51%		1.49%	1.47%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.35%		1.37	%(h)	1.47%	1.48%		1.47%	1.47%

Net investment income (loss)	1.25%		1.06	%(h)	(0.15)%	(0.86)%		0.98%	1.06%

Supplemental Data
Net assets, end of period (000)	$138,050		$183,525		$197,741	$243,707		$317,089	$464,790

Portfolio turnover rate	76%		7%		45%	61%		66%	86%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the period ended December 31, 2016 and the year ended September 30, 2015, there was no financial impact to the expense ratio.
(h)	Annualized.

See notes to consolidated financial statements.

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio (continued)
	Class K
	Year Ended 12/31/17(a)		Period from 10/01/16 to 12/31/16(a)		Year Ended September 30,
					2016(a)	2015		2014	2013
Net asset value, beginning of period	$10.45		$10.71		$10.41	$10.75		$11.02	$12.00

Net investment income(b)	0.24		0.06		0.14	0.05		0.24	0.24
Net realized and unrealized gain (loss)	0.08		(0.31)		0.47	(0.26)		(0.09)	(0.85)

Net increase (decrease) from investment operations	0.32		(0.25)		0.61	(0.21)		0.15	(0.61)

Distributions:(c)
From net investment income	(0.23)		—		(0.19)	(0.13)		(0.27)	(0.17)
From net realized gain	—		—		—	—		(0.15)	(0.20)
From return of capital	(0.00	)(d)	(0.01)		(0.12)	—		—	—

Total distributions	(0.23)		(0.01)		(0.31)	(0.13)		(0.42)	(0.37)

Net asset value, end of period	$10.54		$10.45		$10.71	$10.41		$10.75	$11.02

Total Return(e)
Based on net asset value	3.14%		(2.29	)%(f)	5.98%	(2.01)%		1.42%	(5.27)%

Ratios to Average Net Assets
Total expenses	0.43%		0.46	%(g)	0.47%	0.52	%(h)	0.51%	0.48%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.35%		0.34	%(g)	0.39%	0.35%		0.34%	0.33%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.30%		0.30	%(g)	0.32%	0.32%		0.32%	0.32%

Net investment income	2.29%		2.14	%(g)	1.29%	0.47%		2.20%	2.09%

Supplemental Data
Net assets, end of period (000)	$498,248		$405,439		$353,536	$363,660		$347,282	$446,214

Portfolio turnover rate	76%		7%		45%	61%		66%	86%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2015, there was no financial impact to the expense ratios.

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	25

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Inflation Protected Bond Portfolio (the “Fund”) is a series of the Trust. The Fund’s classification changed from non-diversified to diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by the BlackRock Advisor, LLC (“Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of Cayman Inflation Protected Bond Portfolio, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedule of Investments and consolidated financial statements of the Fund include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the year ended December 31, 2017, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Consolidated Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Consolidated Statement of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27

Notes to Consolidated Financial Statements  (continued)

price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Mortgage-Backed Securities: For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2017, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Fund were $143,951,434 and 0.78%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest(a)	Net Amount
Nomura Securities International, Inc.	$66,474,836	$(66,474,836)	$—

(a)	Collateral with a value of $66,487,472 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund is denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	29

Notes to Consolidated Financial Statements  (continued)

movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•	Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•	Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•	Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

•	Inflation rate caps and floors — Inflation rate caps and floors are entered into to gain or reduce exposure to inflation rates (other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that inflation indexes exceed a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that inflation indexes fall below a specified rate, or “floor”. The maximum potential amount of future payments that the Fund would be required to make under an inflation rate cap would be the notional amount times the percentage increase in inflation rates determined by the difference between the inflation index current value and the value at the time the cap was entered into.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTION WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Notes to Consolidated Financial Statements  (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.250%
$1 Billion — $3 Billion	0.240
$3 Billion — $5 Billion	0.230
$5 Billion — $10 Billion	0.220
Greater than $10 Billion	0.210

Prior to June 12, 2017, the annual rates as a percentage of average daily net assets were as follows:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.300%
$1 Billion — $2 Billion	0.290
$2 Billion — $3 Billion	0.280
Greater than $3 Billion	0.270

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

With respect to the Fund, the Manager entered into a separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor C
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service	Investor A	Investor C	Total
$82,004	$827,170	$1,621,341	$2,530,515

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended December 31, 2017, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Service	Investor A	Investor C	Class K	Total
$306,176	$6,560	$66,174	$32,427	$88,390	$499,727

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2017, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor C	Total
$27,161	$337	$1,287	—	$28,785

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended December 31, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor C	Class K	Total
$1,382	$74	$4,625	$2,514	$97	$8,692

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Service	Investor A	Investor C	Class K	Total
$2,196,260	$47,510	$909,265	$257,368	$48,852	$3,459,255

Other Fees: For the year ended December 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $12,331.

For the year ended December 31, 2017, affiliates received CDSCs as follows:

Investor A	$2,211
Investor C	$5,739

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $13,250.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, there were no fees waived by the Manager.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Service	Investor A	Investor C	Class K	Class R
0.35%	0.60%	0.60%	1.35%	0.30%	1.01%(a)

(a)	There were no shares outstanding as of December 31, 2017.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2019, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, the Manager waived $1,227,084, which is included in fees waived by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in fees waived by the Manager, administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and /or reimbursements are as follows:

Administration Fees Waived
Institutional	Service	Investor A	Investor C	Class K	Total
$306,176	$6,560	$66,174	$32,427	$88,390	$499,727

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	33

Notes to Consolidated Financial Statements  (continued)

Transfer Agent Fees Waived and/or Reimbursed
Institutional	Service	Investor A	Investor C	Class K	Total
$1,433,016	$31,251	$745,071	$179,168	$48,740	$2,437,246

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On December 31, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2018	2019
Fund Level	$547,263	$1,227,084
Institutional	$463,535	$1,739,192
Service	$12,290	$37,811
Investor A	$240,184	$811,245
Investor C	$56,454	$211,595
Class K	$28,377	$137,130

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 31, 2017:

Fund Level	$1,467,375
Institutional	$1,016,003
Service	$11,095
Investor A	$347,569
Investor C	$28,312
Class K	$91,695

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Trustees: Certain trustees and/or officers of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
—	$3,631,023	$60,198

34	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$203,748,257	$149,881,482
U.S. Government Securities	1,780,985,808	1,985,019,677

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the year ended December 31, 2017, the period ended December 31, 2016 and each of the three years ended September 30, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the accounting for swap agreements and amortization methods on fixed income securities were reclassified to the following accounts:

Distributions in excess of net investment income	$(7,390,516)
Accumulated net realized loss	$7,390,516

The tax character of distributions paid was as follows:

Ordinary income
12/31/2017	$53,401,978
9/30/2016	51,843,114
Return of capital
12/31/2017	240,260
12/31/2016	3,282,854
9/30/2016	26,428,699

Total
12/31/2017	$53,642,238

12/31/2016	$3,282,854

9/30/2016	$78,271,813

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforwards	$(54,188,455)
Net unrealized gains(a)	62,109,413

Total	$7,920,958

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the accounting for swap agreements.

As of December 31, 2017, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $54,188,455.

During the year ended December 31, 2017, the Fund utilized $40,614,456 of its capital loss carryforward.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,505,767,632

Gross unrealized appreciation	$97,294,876
Gross unrealized depreciation	(23,812,560)

Net unrealized appreciation	$73,482,316

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	35

Notes to Consolidated Financial Statements  (continued)

funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund does not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counter-party credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invest a significant portion of its assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

36	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

11.	CAPITAL SHARES TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/17		Period 10/01/16 to 12/31/16		Year Ended 09/30/16
	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	53,192,979	$567,227,426	13,975,749	$149,708,925	57,168,582	$608,020,732
Shares issued in reinvestment of distributions	3,016,163	32,167,874	181,643	1,934,497	4,417,045	46,271,648
Shares redeemed	(50,892,836)	(542,555,171)	(19,826,641)	(213,040,000)	(82,227,538)	(867,626,434)

Net increase (decrease)	5,316,306	$56,840,129	(5,669,249)	$(61,396,578)	(20,641,911)	$(213,334,054)

Service
Shares sold	1,183,160	$12,477,128	391,433	$4,131,683	1,129,639	$11,870,812
Shares issued in reinvestment of distributions	61,940	652,759	4,860	51,175	113,749	1,180,128
Shares redeemed	(2,448,511)	(25,842,887)	(590,015)	(6,281,244)	(1,101,144)	(11,580,240)

Net increase (decrease)	(1,203,411)	$(12,713,000)	(193,722)	$(2,098,386)	142,244	$1,470,700

Investor A
Shares sold and automatic conversion of shares	10,244,733	$106,839,585	4,184,057	$43,695,512	11,572,106	$120,291,187
Shares issued in reinvestment of distributions	618,693	6,446,700	41,416	431,553	1,181,856	12,095,376
Shares redeemed	(16,026,028)	(167,131,480)	(3,902,875)	(40,786,030)	(24,992,485)	(260,804,679)

Net increase (decrease)	(5,162,602)	$(53,845,195)	322,598	$3,341,035	(12,238,523)	$(128,418,116)

Investor C
Shares sold	1,144,996	$11,590,377	706,166	$7,171,332	1,808,178	$18,369,550
Shares issued in reinvestment of distributions	225,433	2,279,121	15,747	159,520	538,716	5,373,996
Shares redeemed	(5,935,867)	(60,024,889)	(1,612,714)	(16,379,971)	(7,243,517)	(73,526,999)

Net decrease	(4,565,438)	$(46,155,391)	(890,801)	$(9,049,119)	(4,896,623)	$(49,783,453)

Class K
Shares sold	24,178,588	$253,969,004	12,855,311	$136,278,759	16,606,026	$173,979,769
Shares issued in reinvestment of distributions	940,114	9,864,421	54,070	566,653	1,013,292	10,457,998
Shares redeemed	(16,619,040)	(174,465,477)	(7,126,712)	(75,106,997)	(19,567,140)	(205,927,267)

Net increase (decrease)	8,499,662	$89,367,948	5,782,669	$61,738,415	(1,947,822)	$(21,489,500)

Total Net Increase (Decrease)	2,884,517	$33,494,491	(648,505)	$(7,464,633)	(39,582,635)	$(411,554,423)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	37

Report of Independent Registered Public Accounting Firm	BlackRock Inflation Protected Bond Portfolio

To the Shareholders of BlackRock Inflation Protected Bond Portfolio and the Board of Trustees of BlackRock Funds II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Inflation Protected Bond Portfolio of BlackRock Funds II, (the “Fund”), as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the consolidated financial position of the Fund as of December 31, 2017, and the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (Unaudited)

During the fiscal year ended December 31, 2017, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Dates	Percentage
Interest-Related Dividends for Non-U.S. Residents(a)	January — December 2017	99.94%
Federal Obligation Interest(b)	January — December 2017	99.01

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

38	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Trustee, and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee (Since 2007)	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	27 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee (Since 2007)	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003.	27 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommuni- cations); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Trustee (Since 2007)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 98 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	39

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John F. O’Brien 1943	Trustee (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee (Since 2007)	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	27 RICs consisting of 98 Portfolios	None

40	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees(a),(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company Investment Company Directorships During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	27 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

(d) Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

TRUSTEE AND OFFICER INFORMATION	41

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.

Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2017, Roberta Cooper Ramo retired and Donald W. Burton resigned as Trustees of the Trust.

Investment Adviser and	Sub-Advisor
Administrator	BlackRock International Limited
BlackRock Advisors, LLC	Edinburgh, EH3 8BL
Wilmington, DE 19809	United Kingdom

Accounting Agent and	Distributor
Transfer Agent	BlackRock Investments, LLC
BNY Mellon Investment	New York, NY 10022
Servicing (US) Inc.
Wilmington, DE 19809

Custodian	Legal Counsel
The Bank of New York Mellon	Willkie Farr & Gallagher LLP
New York, NY 10286	New York, NY 10019

Independent Registered	Address of the Trust
Public Accounting Firm	100 Bellevue Parkway
Deloitte & Touche LLP	Wilmington, DE 19809
Philadelphia, PA 19103

42	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information	BlackRock Inflation Protected Bond Portfolio

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	43

Additional Information (continued)	BlackRock Inflation Protected Bond Portfolio

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

44	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency Abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar

Portfolio Abbreviations

CPI	Consumer Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
EURIBOR	Euro Interbank Offered Rate
HICP	Harmonised Index of Consumer Price Index
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
UK RPI	United Kingdom Retail Price Index

GLOSSARY OF TERMS USED IN THIS REPORT	45

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IPB-12/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End[4]	Current Fiscal Year End	Previous Fiscal Year End[4]	Current Fiscal Year End	Previous Fiscal Year End[4]	Current Fiscal Year End	Previous Fiscal Year End[4]
BlackRock Inflation Protected Bond Portfolio	$29,810	$34,158	$0	$0	$20,000	$10,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End[4]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

4 The registrant changed its fiscal year end from September to December in 2016, therefore the previous fiscal year end consists of the three-month period ended December 31, 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

  The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

  Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End[1]
BlackRock Inflation Protected Bond Portfolio	$20,000	$10,000
[1]	The registrant changed its fiscal year end from September to December in 2016, therefore the previous fiscal year end consists of the three-month period ended December 31, 2016.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: March 8, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: March 8, 2018